                                                                    EXHIBIT 99.1



                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                         MONTHLY REPORTING REQUIREMENTS
                            For the month of May 1997



Debtor Name:  Fruehauf Trailer Corporation

Case Number:  96-1563 (PJW)

--------------------------------------------------------------------------------

            Explanation                            Document   Previously   Explanation
         Required Documents                        Attached   Submitted     Attached
         ------------------                        --------   ---------     --------
Condensed Statement of Operations                                              X

Condensed Balance Sheet                                                        X

Statement of Cash Receipts and Disbursements                                   X

Statement of Aged Receivables                                                  X

Statement of Aged Payables                                                     X

Statement of Operations, Taxes, Insurance and         X
Personnel

Tax Receipts                                          X

Other Documentation as required by the Trustee        X


The undersigned individual certifies under penalty of perjury (28 U.S.C. section
1746) that to the best of the individual's knowledge, the documents appended are true and correct.



By:  /s/ JAMES WONG                                   Date:    7-1-97
   ----------------------------------                      --------------------
         James Wong
         Chief Financial Officer

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                        CONDENSED STATEMENT OF OPERATIONS
                            For the month of May 1997


Debtor Name:  Fruehauf Trailer Corporation

Case Number:  96-1563 (PJW)

--------------------------------------------------------------------------------


On April 16, 1997, Fruehauf Trailer Corporation ("FTC") completed the sale of all of its domestic operations. In conjunction with this sale, the number of employees was reduced from 1,185 to five full time equivalents ("FTEs"). None of these five FTEs were employees of FTC prior to the sale. In addition, the historical records, including accounting records, were a part of the assets sold. Therefore, without such historical records and institutional memory, it is not possible to prepare accurate or meaningful financial statements. As of June 1, 1997, the accounting records and management of the remaining assets were transferred from Indiana to California. Fruehauf will again be able to provide accurate and meaningful financial statements commencing with the June 1997 financial statement.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                         MONTHLY REPORTING REQUIREMENTS
                            For the month of May 1997


Debtor Name:  Fruehauf Trailer Corporation

Case Number:  96-1563 (PJW)

--------------------------------------------------------------------------------


This monthly report is unaudited and prepared by the management of the Debtors. While the management of the Debtors have made every effort to make this report accurate and complete based on available information as of the preparation of this report, receipt of additional information after filing the report may result in material changes to the financial and operational data contained herein. On April 16, 1997, the debtor completed the sale of all of its domestic operating assets. As a result of this sale and as a result of substantially all of the Fruehauf Trailer Corporation's personnel, historical records and institutional memory no longer retained by the company, the financial statements and other information contained herein reflect management's best judgment and interpretation of available data at the time of this printing.

Due to the lack of accounting data, no material change in financial activity and lack of any information to the contrary, and in the interests of consolidating administrative functions, no additional documentation will be provided related to the following entities:

         Debtor Name:                                      Case Number:
         ------------                                      ------------

         Maryland Shipbuilding & Drydock Company           96-1564 (PJW)
         Jacksonville Shipyards, Inc.                      96-1565 (PJW)
         Fruehauf Corporation                              96-1567 (PJW)
         FGR, Inc.                                         96-1568 (PJW)
         The Mercer Co.                                    96-1569 (PJW)
         Deutsche-Fruehauf Holding Corporation             96-1570 (PJW)
         MJ Holdings, Inc.                                 96-1571 (PJW)
         E.L. Devices, Inc.                                96-1572 (PJW)

Management shall again provide detailed reporting should any future material financial activity occur in any or all of the respective reporting entities.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                            For the month of May 1997


Debtor Name:  Fruehauf Trailer Corporation

Case Number:  96-1563 (PJW)

--------------------------------------------------------------------------------


On April 16, 1997, Fruehauf Trailer Corporation ("FTC") completed the sale of all of its domestic operations. In conjunction with this sale, the number of employees was reduced from 1,185 to five full time equivalents ("FTEs"). None of these five FTEs were employees of FTC prior to the sale. In addition, the historical records, including accounting records, were a part of the assets sold. Therefore, without such historical records and institutional memory, it is not possible to prepare accurate or meaningful financial statements. As of June 1, 1997, the accounting records and management of the remaining assets were transferred from Indiana to California. Fruehauf will again be able to provide accurate and meaningful financial statements commencing with the June 1997 financial statement.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                          STATEMENT OF AGED RECEIVABLES
                            For the month of May 1997


Debtor Name:  Fruehauf Trailer Corporation

Case Number:  96-1563 (PJW)

--------------------------------------------------------------------------------


On April 16, 1997, Fruehauf Trailer Corporation ("FTC") completed the sale of all of its domestic operations. In conjunction with this sale, the number of employees was reduced from 1,185 to five full time equivalents ("FTEs"). None of these five FTEs were employees of FTC prior to the sale. In addition, the historical records, including accounting records, were a part of the assets sold. Therefore, without such historical records and institutional memory, it is not possible to prepare accurate or meaningful financial statements. As of June 1, 1997, the accounting records and management of the remaining assets were transferred from Indiana to California. Fruehauf will again be able to provide accurate and meaningful financial statements commencing with the June 1997 financial statement.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                           STATEMENT OF AGED PAYABLES
                            For the month of May 1997


Debtor Name:  Fruehauf Trailer Corporation

Case Number:  96-1563 (PJW)

--------------------------------------------------------------------------------


On April 16, 1997, Fruehauf Trailer Corporation ("FTC") completed the sale of all of its domestic operations. In conjunction with this sale, the number of employees was reduced from 1,185 to five full time equivalents ("FTEs"). None of these five FTEs were employees of FTC prior to the sale. In addition, the historical records, including accounting records, were a part of the assets sold. Therefore, without such historical records and institutional memory, it is not possible to prepare accurate or meaningful financial statements. As of June 1, 1997, the accounting records and management of the remaining assets were transferred from Indiana to California. Fruehauf will again be able to provide accurate and meaningful financial statements commencing with the June 1997 financial statement.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
             STATEMENT OF OPERATIONS, TAXES, INSURANCE AND PERSONNEL
                            For the month of May 1997


Debtor Name:  Fruehauf Trailer Corporation

Case Number:  96-1563 (PJW)

--------------------------------------------------------------------------------


STATUS OF POSTPETITION TAXES

See Tax Receipts.


PAYMENTS TO INSIDERS

     PAYEE NAME                  POSITION                    NATURE OF PAYMENT             AMOUNT
-----------------------    ------------------------    -------------------------------    --------
Chriss Street              Chairman and CEO            Wages (A)                          $40,500
-----------------------    ------------------------    -------------------------------    --------

-----------------------    ------------------------    -------------------------------    --------
Chriss Street              Chairman and CEO            Travel and Other Expenses            5,395
-----------------------    ------------------------    -------------------------------    --------

-----------------------    ------------------------    -------------------------------    --------
James Wong                 CFO, Treasurer              Wages (A)                            5,307
-----------------------    ------------------------    -------------------------------    --------

-----------------------    ------------------------    -------------------------------    --------
James Wong                 CFO, Treasurer              Travel and Other Expenses            3,262
-----------------------    ------------------------    -------------------------------    --------

-----------------------    ------------------------    -------------------------------    --------
Worth Frederick            Vice President              Wages (A)                            4,586
-----------------------    ------------------------    -------------------------------    --------

-----------------------    ------------------------    -------------------------------    --------
Worth Frederick            Vice President              Travel and Other Expenses              943
-----------------------    ------------------------    -------------------------------    --------

-----------------------    ------------------------    -------------------------------    --------
Courtney Watson            Corporate Secretary         Wages (A)                            4,962
-----------------------    ------------------------    -------------------------------    --------

-----------------------    ------------------------    -------------------------------    --------
Courtney Watson            Corporate Secretary         Travel and Other Expenses            2,651
-----------------------    ------------------------    -------------------------------    --------


(A) Wages represent gross wages paid for the periods ended May 16, 1997 and May 30, 1997.

PAYMENTS TO PROFESSIONALS

                                             DATE OF
                                              COURT       INVOICES     INVOICES     BALANCE
             NAME AND RELATIONSHIP           APPROVAL     RECEIVED       PAID         DUE
----------------------------------------     ---------    --------     --------     --------
DEBTOR'S COUNSEL
----------------------------------------     ---------    --------     --------     --------
Jones, Day, Reavis & Pogue                    10/8/96     $ 87,580        $0        $ 87,580
----------------------------------------     ---------    --------     --------     --------
Morris, Nichols, Arsht & Tunnel               10/8/96       19,123         0          19,123
----------------------------------------     ---------    --------     --------     --------
Carson & Fisher                              11/18/96            0         0               0
----------------------------------------     ---------    --------     --------     --------

----------------------------------------     ---------    --------     --------     --------
DEBTOR'S ACCOUNTANTS
----------------------------------------     ---------    --------     --------     --------
Price Waterhouse LLP                          10/8/96       70,966         0          70,966
----------------------------------------     ---------    --------     --------     --------

----------------------------------------     ---------    --------     --------     --------
MADELEINE LLC COUNCIL
----------------------------------------     ---------    --------     --------     --------
O'Melveny & Meyers LLP                        (D)                0         0               0
----------------------------------------     ---------    --------     --------     --------
Richards, Layton & Finger                     (D)                0         0               0
----------------------------------------     ---------    --------     --------     --------

----------------------------------------     ---------    --------     --------     --------
MADELEINE LLC ADVISOR
----------------------------------------     ---------    --------     --------     --------
Policano & Manzo LLC                          (E)                0         0               0
----------------------------------------     ---------    --------     --------     --------

----------------------------------------     ---------    --------     --------     --------
CREDITORS' COMMITTEE COUNSEL
----------------------------------------     ---------    --------     --------     --------
Stroock, Stroock & Lavan                     11/18/96       17,236         0          17,236
----------------------------------------     ---------    --------     --------     --------
Saul, Ewing, Remick & Saul                    (F)                0         0               0
----------------------------------------     ---------    --------     --------     --------

----------------------------------------     ---------    --------     --------     --------
CREDITORS' COMMITTEE ADVISORS
----------------------------------------     ---------    --------     --------     --------
Ernst & Young LLP                             (F)            6,194         0           6,194
----------------------------------------     ---------    --------     --------     --------

----------------------------------------     ---------    --------     --------     --------
BONDHOLDERS' COMMITTEE COUNSEL
----------------------------------------     ---------    --------     --------     --------
Haynes & Boone                                11/1/96       64,462         0               0
----------------------------------------     ---------    --------     --------     --------
Young, Conaway, Stargatt & Taylor             11/1/96            0         0               0
----------------------------------------     ---------    --------     --------     --------

----------------------------------------     ---------    --------     --------     --------
INDENTURE TRUSTEE & COUNSEL
----------------------------------------     ---------    --------     --------     --------
IBJ Schroder Bank & Trust /                   11/1/96       37,263         0          37,263
----------------------------------------     ---------    --------     --------     --------
Hughes, Hubbard & Reed
----------------------------------------     ---------    --------     --------     --------

----------------------------------------     ---------    --------     --------     --------
OTHER
----------------------------------------     ---------    --------     --------     --------
Alvarez and Marsal, Inc.                      10/9/96            0         0               0
----------------------------------------     ---------    --------     --------     --------
Logan & Company, Inc.                         10/8/96       15,019         0          15,019
----------------------------------------     ---------    --------     --------     --------
ATC Group Services                                N/A            0         0             N/A
----------------------------------------     ---------    --------     --------     --------
Walsh & Monzack                                   N/A            0         0             N/A
----------------------------------------     ---------    --------     --------     --------

(A) Jones, Day, Reavis & Pogue received a retainer in the amount of $150,000. The retainer payment made in October 1996 is not considered in the determination of the balance due.

(B) Morris, Nichols, Arsht & Tunnel received a retainer in the amount of $25,000. The retainer payment made in October 1996 is not considered in the determination of the balance due.

(C) Price Waterhouse LLP received a retainer in the amount of $75,000. The retainer payment made in October 1996 is not considered in the determination of the balance due.

(D) O'Melveny & Meyers LLP and Richards , Layton & Finger did not submit a formal retention application. Rather, the requirement to pay their fees is set forth in the terms of the debtor-in-possession lending facility with Madeleine LLC.

(E) Policano & Manzo LLP did not submit a formal retention application. Rather, the requirement to pay their fees is set forth in the terms of the debtor-in-possession lending facility with Madeleine LLC.

(F) The formal order regarding the retention of Saul, Ewing, Remick & Saul and Ernst & Young LLP by the Official Creditors' Committee had not been entered in the court docket as of the date of this submission. The date of the court approval will be included once the order is entered in the court docket.

(G) The Alvarez & Marsal, Inc. engagement letter required a retainer in the amount of $125,000. The retainer payment made in October 1996 is not considered in the determination of the balance due.


ADEQUATE PROTECTION PAYMENTS

None.


INSURANCE

There was no change in insurance during the reporting period.



PERSONNEL

Fruehauf Trailer Corporation's number of employees at May 31, 1997 remains unchanged at five full time equivalents.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                                  TAX RECEIPTS
                            For the month of May 1997


Debtor Name:  Fruehauf  Trailer Corporation

Case Number:  96-1563 (PJW)

--------------------------------------------------------------------------------


FEDERAL, STATE AND LOCAL INCOME TAXES

The Company believes that it experienced a net operating loss for the year ended December 31, 1996. As such, the Debtor believes that no estimated federal, state or local income tax payments for 1996 are due.

FEDERAL EXCISE TAXES

The undersigned hereby represents that to the best of my knowledge, Fruehauf Trailer Corporation is current on all postpetition federal excise taxes.


/s/ JAMES WONG
-----------------------------------
James Wong
Chief Financial Officer


STATE AND LOCAL SALES TAXES

The undersigned hereby represents that to the best of my knowledge, Fruehauf Trailer Corporation is current on all postpetition state and local sales taxes.


/s/ JAMES WONG
-----------------------------------
James Wong
Chief Financial Officer

PAYROLL WITHHOLDING AND OTHER TAXES

Fruehauf Trailer Corporation utilizes the services of Automated Data Processing, Inc. ("ADP") for payroll processing, including payroll tax services. Each payroll, the Debtor is required to deposit all federal, state and local payroll withholding taxes with ADP on the date of the payroll irrespective of the actual due date for the taxes. ADP has informed the Debtor that they are not able to provide tax receipts to the Debtor. In lieu of tax receipts, the undersigned represents that to the best of my knowledge, including knowledge as to the usual practices of ADP with respect to remittance of payroll withholding taxes, Fruehauf Trailer Corporation is current on all postpetition federal, state and local withholding and other taxes.


/s/ JAMES WONG
-----------------------------------
James Wong
Chief Financial Officer


REAL AND PERSONAL PROPERTY TAXES

The Debtor is conducting an evaluation of real and personal property taxes as to the propriety of taxes being prepetition or postpetition and preparing a calendar for payment of what is determined to postpetition taxes. While the undersigned is currently not aware of any postpetition real and personal property taxes past due, the undersigned is not aware of delinquent postpetition real and personal property taxes.


/s/ JAMES WONG
-----------------------------------
James Wong
Chief Financial Officer

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                 OTHER DOCUMENTATION AS REQUIRED BY THE TRUSTEE
                            For the month of May 1997


Debtor Name:               Fruehauf Trailer Corporation

Case Number:               96-1563 (PJW)

--------------------------------------------------------------------------------

QUESTIONAIRE                                                                    YES     NO
1.    Have any assets been sold or transferred outside the normal course of             X
business this reporting period?

2.    Have any funds been disbursed from any account other than a debtor in
possession account?                                                                     X(1)

3.    Are any postpetition receivables (accounts, notes or loans) due from
related parties?                                                                        X(2)

4.    Have any payments been made on prepetition liabilities this reporting
period?                                                                                 X(3)

5.    Have any postpetition loans been received by the debtor from any party?           X(4)

6.    Are any postpetition payroll taxes due?                                           X(5)

7.    Are any postpetition state or federal income taxes past due?                      X(5)

8.    Are any postpetition real estate taxes due?                                       X(5)

9.    Are any other postpetition taxes due?                                             X(5)

10.   Are any amounts owed to postpetition creditors past due?                          X

11.   Have any prepetition taxes been paid during the reporting period?                 X
12.   Are any wage payments past due?                                                   X

1. Pursuant to the Motion and Order of Debtors and Debtors in Possession for an Order (A) Approving Centralized Cash Management System, Use of Existing Bank Accounts and Business Forms and (B) According Priority Status To All Postpetition Intercompany Claims, the Debtors were authorized to continue to maintain the Prepetition Bank Accounts, as they may be modified pursuant to the terms of the DIP Agreement.

2. Retiree health care benefits are paid centrally at the Fruehauf Trailer Corporation home office level. Such retiree health care benefits include retiree health care benefits relating to Jacksonville Shipyards, Inc. and Maryland Shipbuilding & Drydock Company. Fruehauf Trailer Corporation accounts for the payment of retiree health care benefits on behalf of Jacksonville Shipyards, Inc. and Maryland Shipbuilding & Drydock Company as intercompany advances.

3. Pursuant to the Motion and Order of Debtors and Debtors in Possession for an Order Authorizing Them to (A) Pay Prepetition Employee Wages, Salaries and Related Item; (B) Reimbursable Prepetition Business Expenses; (C ) Make Payments For Which Payroll Deductions Were Made; (D) Make Prepetition Contributions and Pay Benefits Under Employee Benefit Plans; and (E) Pay All Costs and Expenses Incident to the Foregoing Payments and Contributions and pursuant to the Motion and Order of Debtors and Debtors in Possession Authorizing Them to Honor Certain Prepetition Obligations to Customers, the Debtor has paid certain prepetition employee compensation liabilities and the Debtor has continued to honor, at its sole discretion, prepetition obligations to customers, including the provision of warranty service.

4. The Debtor, together with its affiliated debtors, entered into a debtor-in-possession lending facility with Madeleine, LLC, and affiliate of Cerberus Partners LP. In connection with the sale of the operating assets this DIP lending facility was repaid and a new facility was established with the Bank of America as of April 16, 1997.

5.   See detailed discussion of tax status under Tax Receipts.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                         MONTHLY REPORTING REQUIREMENTS
                            For the month of May 1997


Debtor Name:  Fruehauf International Limited

Case Number:  96-1566 (PJW)


            Explanation                                Document   Previously   Explanation
         Required Documents                            Attached   Submitted     Attached
         ------------------                            --------   ---------     --------
Condensed Statement of Operations                         X

Condensed Balance Sheet                                   X

Statement of Cash Receipts and Disbursements              X

Statement of Aged Receivables                             X

Statement of Aged Payables                                X

Statement of Operations, Taxes, Insurance and             X
Personnel

Tax Receipts                                              X

Other Documentation as required by the Trustee            X


The undersigned individual certifies under penalty of perjury (28 U.S.C. section
1746) that to the best of the individual's knowledge, the documents appended are true and correct.



By:  /s/ JAMES WONG                                   Date:    7-1-97
   ----------------------------------                      --------------------
         James Wong
         Chief Financial Officer

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                        CONDENSED STATEMENT OF OPERATIONS
                            For the month of May 1997



Debtor Name:  Fruehauf International Limited

Case Number:  96-1566 (PJW)

--------------------------------------------------------------------------------


See Statement of Operations for reporting period attached.

                         FRUEHAUF INTERNATIONAL LIMITED
                        CONDENSED STATEMENT OF OPERATIONS
                                 (In thousands)
                                   (Unaudited)

                                                    Month Ended  Month Ended   Month Endeded
                                                       5/31/97      4/30/97      3/31/97
                                                        ----         ----         -----
Sales                                                   $  0         $  0         $   0

Cost of Goods Sold                                         0            0             0
                                                        ----         ----         -----

     Gross Margin                                          0            0             0

Engineering, selling and administrative expenses           0            0             0
                                                        ----         ----         -----

     Income (loss) from operations                         0            0             0

Interest Expense                                           0            0             0
Other: Earnings/(Loss) from Mexico Operations            (57)         (70)         (103)
                                                        ----         ----         -----

     Income (loss) before reorganization items           (57)         (70)         (103)

Reorganization Items:
     Professional and Other Fees of Bankruptcy             0            0             0
     Gain (loss) on disposition of assets                  0            0             0
                                                        ----         ----         -----

     Total reorganization items                            0            0             0

     Income (loss) before income taxes                   (57)         (70)         (103)

Provision for income taxes                                 0            0             0
                                                        ----         ----         -----

     Net Income (loss) before Extraordinary Item        ($57)        ($70)        ($103)
                                                        ====         ====         =====

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                             CONDENSED BALANCE SHEET
                            For the month of May 1997


Debtor Name:  Fruehauf International Limited

Case Number:  96-1566 (PJW)

--------------------------------------------------------------------------------


See balance sheet attached.

                         FRUEHAUF INTERNATIONAL LIMITED
                                  BALANCE SHEET
                                 (In thousands)
                                   (Unaudited)


                                                     Month Ended  Month Ended  Month Ended
ASSETS                                                5/31/97      4/30/97      3/31/97
                                                      --------     --------     --------
Current Assets
     Cash                                             $      0     $      0     $      0
     Intercompany Accounts Receivable                   23,116       23,116       23,116
     Trade Accounts Receivable                           1,476        1,476        1,476
     Other Current Assets                                    0            0            0
                                                      --------     --------     --------
         Total Current Assets                           24,592       24,592       24,592

Restricted Cash                                            299          299          299
Other Assets and Deferred Charges                         (260)        (260)        (260)
Investment in Fruehauf Corporation                      18,783       18,783       18,783
Investment in Deustche-Fruehauf Holding                  2,395        2,395        2,395
Investment in Fruehauf de Mexico                        (2,329)      (2,272)      (2,202)
                                                      --------     --------     --------

     Total Assets                                       43,480       43,537       43,607
                                                      ========     ========     ========


LIABILITIES & STOCKHOLDERS' DEFICIT

Not Subject to Compromise:

     Intercompany Accounts Payable                           0            0            0
     Other liabilities                                       0            0            0
                                                      --------     --------     --------
         Total Not Subject to Compromise                     0            0            0

Subject to Compromise:

     Other liabilities                                     110          110          110
                                                      --------     --------     --------
         Total Subject to Compromise                       110          110          110

Stockholders' Equity                                    43,370       43,427       43,497
                                                      --------     --------     --------

     Total Liabilities and Stockholders' Deficit      $ 43,480     $ 43,537     $ 43,607
                                                      ========     ========     ========

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                            For the month of May 1997


Debtor Name:  Fruehauf International Limited

Case Number:  96-1566 (PJW)

--------------------------------------------------------------------------------


CASH RECEIPTS

None.


CASH DISBURSEMENTS

None.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                          STATEMENT OF AGED RECEIVABLES
                            For the month of May 1997


Debtor Name:  Fruehauf International Limited

Case Number:  96-1566 (PJW)

--------------------------------------------------------------------------------


Fruehauf International Limited has no trade receivables. Fruehauf International Limited accounts receivable at the end of the reporting period consists solely of royalty receivable amounts due from Fruehauf de Mexico S.A. de C.V.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                           STATEMENT OF AGED PAYABLES
                            For the month of May 1997


Debtor Name:  Fruehauf International Limited

Case Number:  96-1566 (PJW)

--------------------------------------------------------------------------------


None.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
             STATEMENT OF OPERATIONS, TAXES, INSURANCE AND PERSONNEL
                            For the month of May 1997


Debtor Name:  Fruehauf International Limited

Case Number:  96-1566 (PJW)

--------------------------------------------------------------------------------


STATUS OF POSTPETITION TAXES

See Tax Receipts.


PAYMENTS TO INSIDERS

None.


PAYMENTS TO PROFESSIONALS

None.


ADEQUATE PROTECTION PAYMENTS

None.


INSURANCE

Not Applicable.


PERSONNEL

Fruehauf International Limited had no employees at the beginning and end of the reporting period.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                                  TAX RECEIPTS
                            For the month of May 1997


Debtor Name:  Fruehauf International Limited

Case Number:  96-1566 (PJW)

--------------------------------------------------------------------------------


None.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                 OTHER DOCUMENTATION AS REQUIRED BY THE TRUSTEE
                            For the month of May 1997


Debtor Name:  Fruehauf International Limited

Case Number:  96-1566 (PJW)


QUESTIONAIRE                                                                   YES     NO

1.   Have any assets been sold or transferred outside the normal course of             X
     business this reporting period?

2.   Have any funds been disbursed from any account other than a debtor in
     possession account?                                                               X

3.   Are you postpetition receivables (accounts, notes or loans) due from
     related parties?                                                                  X

4.   Have any payments been made on prepetition liabilities this reporting
     period?                                                                           X

5.   Have any postpetition loans been received by the debtor from any party?           X

6.   Are any postpetition payroll taxes due?                                           X

7.   Are any postpetition state or federal income taxes past due?                      X

8.   Are any postpetition real estate taxes due?                                       X

9.   Are any other postpetition taxes due?                                             X

10.  Are any amounts owed to postpetition creditors past due?                          X

11.  Have any prepetition taxes been paid during the reporting period?                 X

12.  Are any wage payments past due?                                                   X